POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned

hereby constitutes and appoints Frederic A. Randall, Jr.

and Susan L. Anhalt, as each of them, are true and

lawful attorney-in fact to:

1.execute for and on behalf of the undersigned, in the

undersigned's capacity as an officer and/or director

of United Online, Inc. (the "Company"), any and all

Forms 3, 4 and 5 required to be filed by the undersigned

in accordance with Section 16(a) of the Securities

Exchange Act of 1934 and the rules thereunder;

2.do and perform any and all acts for and on behalf of

the undersigned which may be necessary or desirable to

complete and execute any such Form 3, 4 or 5 and timely

file such form with the United States Securities and

Exchange Commission and any stock exchange or similar

authority; and

3.take any other action of any type whatsoever in

connection with the foregoing which, in the opinion

of such attorney-in-fact, may be of benefit to, in

the best interest of, or legally required by, the

undersigned, it being understood that the documents

executed by such attorney-in fact on behalf of the

undersigned, pursuant to this Power of Attorney, shall

be in such form and shall contain such terms and

conditions as such attorney-in-fact may approve in

his discretion.

The undersigned hereby grants to each such attorney-in-fact

full power and authority to do and perform all and every

act and thing whatsoever requisite, necessary, and proper

to be done in the exercise of any of the rights and powers

herein granted, as fully to all intents and purposes as the

undersigned might or could do if personally present, with

full power of substitution or revocation, hereby ratifying

and confirming all that such attorney-in-fact, or his

substitute or substitutes, shall lawfully do or cause to be

done by virtue of this Power of Attorney and the rights and

powers herein granted.  The undersigned acknowledges that

no such attorney-in-fact, in serving in such capacity at

the request of the undersigned, is hereby assuming, nor

is the Company hereby assuming, any of the undersigned's

responsibilities to comply with Section 16 of the Securities

Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms

3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless

earlier revoked by the undersigned in a signed writing

delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 3rd day of August 2005.

Theodore R. Cahall